UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2005

International Debt Exchange Associates, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-50431	32-0034926
(State or other jurisdiction of incorporation)	(Commission File Number)	(State or other (IRS Employer Identification No.)

7531 Aberdon Road, Dallas, Tx 75252

(Address of principal executive offices)

Registrant's telephone number, including area code

972.735.9064

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

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         On June 21, 2005 the Registrant engaged Kabani and Company, Inc. CPA, of Huntington Beach, California. as its principal accountant to audit the Registrant’s financial statements as successor to Stonefield Josephson, Inc, Certified Public Accountant who resigned on April 21, 2005.  That resignation was reported via report 8-k/a May 17, 2005.

During the Registrant’s two most recent fiscal years or subsequent interim period, the Registrant has not consulted Kabani and Company, Inc. CPA, of Huntington Beach, regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did Kabani and Company, Inc. CPA, of Huntington Beach, provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant’s two most recent fiscal years or subsequent interim period, the Registrant has not consulted Kabani and Company, Inc. CPA, of Huntington Beach, on any matter that was the subject of a disagreement or a reportable event..

Item 7.  FINANCIAL STATEMENTS OR EXHIBITS.

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         a.  Financial Statements.

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                   None.

         b.  Exhibits.

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Exhibit No.    Description

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  99

       Letter of former accountants, Stonefield Josephson, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  June 24, 2005   International Debt Exchange Associates, Inc.

                                             /s/ Kenneth Graham

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                                                  Kenneth Graham, President